SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 17, 2000
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                           NEXTPATH TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                            1615 N. 24th West Avenue
                                 Tulsa, OK 74127
                    ----------------------------------------
                    (Address of principal executive offices)

                                  918/295-8289
                               918/585-2782 (fax)
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

      Nevada                        000-26425                    84-1402416
  ---------------                  ------------              -------------------
  (State or other                  (Commission                (I.R.S. Employer
  jurisdiction of                  File Number)              Identification No.)
  incorporation)


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On March 23, 2000, Gray & Northcutt, Inc., the Company's auditors since February 8, 2000, resigned from the audit engagement of the Company effective that date. Gray & Northcutt, Inc. has agreed to complete its audits of the Company's subsidiaries, Laser Wireless, Inc., Willow Systems, Inc. and Sagebrush Technology, Inc.

        In its resignation letter, Gray & Northcutt, Inc. stated as follows: "In the course of performing our work, we have concluded that NextPath lacks the internal controls necessary for the development of reliable financial statements. Further, information has come to our attention that leads us to conclude that we should not rely upon the representations of NextPath's management in place during the period covered by this audit".

        The Company does not disagree with the statements of Gray & Northcutt, Inc. In response to these statements (i) the Company has retained Robert Woodward as Chief Financial Officer; (ii) Mr. Woodward has taken over the financial books and records and accounts of the Company; (iii) the Company's bank accounts have been moved from its former Hillsbrough, North Carolina headquarters to its new headquarters in Tulsa, Oklahoma; (iv) the Company has retained the services of an accountant to organize the Company's financial books and records; (v) the Company has adopted the financial management plan proposed by Mr. Woodward; (vi) the Company's Audit Committee has been filled with three independent directors; (vii) the Company has accepted the resignations of James Ladd, its former President, CEO and Chairman, and of Douglas McClain, a former director; (viii) the Company is in active discussions with an accounting firm to complete the audit of the Company begun by Gray & Northcutt, Inc. so that the Form 10-K for the fiscal year ended December 31, 1999 and all required amended Form 8-K can be filed as soon as possible; and (ix) three new directors have been elected to the Board.

        The Company provided Gray & Northcutt, Inc. with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Gray & Northcutt, Inc. furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. The letter of Gray & Northcutt, Inc. is attached as an exhibit to this Current Report on Form 8-K.

ITEM 5. OTHER EVENTS

        James R. Ladd resigned as Chairman, President and Chief Executive Officer effective March 17, 2000 for medical reasons. David Nuttle, a director of NextPath, has been appointed as the Chairman of the Board to replace Mr. Ladd.

        Effective April 1, 2000 the Board elected Mr. Nuttle to act as interim President and CEO. The Board is currently conducting a search to fill this position on a permanent basis. NextPath's current Vice President, Mr. Frederic "Rick" Wolfer has been promoted to the position of President of the Company's Environmental Technologies Group. The Company also announced the creation of a Health Products Group, of which Essentia Water, Inc. will form the base.

        Three additional directors were added to NextPath's Board of Directors, bringing the total number of Directors to four. NextPath expects to announce the appointment of additional Directors in the near future. The three most recent appointees include Dr. Charles Gourd, Mr. Kenneth Sweet and Mr. Robert Woodward. Mr. Woodward was also appointed Chief Financial Officer of NextPath. Mr. Sweet, Mr. Woodward, and Dr. Gourd were appointed as members of the Audit Committee. Mr. Woodward and Mr. Sweet were also appointed to the Finance and Acquisitions Committees. Douglas McClain, a former Director, resigned March 30, 2000 for personal reasons.

        Dr. Charles Gourd has extensive academic and professional background in the practical application of Anthropology for purposes of economic development. His professional background includes economic development in third world countries, as well as work with the U.S. State Department on multi-lateral Trade Agreements, development of an international Free-Trade Zone, and is a Fellow in the Entrepreneurial and MBA Programs at Babson College in Boston, Massachusetts. Dr. Gourd received his PhD from the University of Kansas, and has a Bachelors Degree in History from Northeastern State University.

        Mr. Kenneth Sweet has over nine years of executive director experience in Management Consulting, Business Valuation, Mergers & Acquisitions, and Financial Advisory Services. Since 1991, Mr. Sweet has been the Executive Director of Consulting Services and one of the In-House Counsel to International Profit Associates (IPA), an international consulting firm. He has supervising and/or directing in excess of 21,000 client consulting engagements to date.

Prior to joining IPA, he was President of Windbrook Securities, Inc., a Broker/ Dealer and The Compass Investment Group, Inc., registered as a Commodity Trading Advisor (CTA). Mr. Sweet also worked from 1981-1987 at E. F. Hutton & Company, Inc. as an Account Executive. He has Bachelor of Science degrees in both Business Administration and Accounting, graduating Magna Cum Laude from the University of San Diego. He also holds a Juris Doctorate degree which he received in December, 1977.

        Mr. Robert Woodward has over twenty-five years of public accounting, management consulting and senior management experience concentrated in the areas of strategic business planning, corporate financial management, and administrative and operations management. Mr. Woodward's relevant experience includes that of Chief Financial Officer of Q-Com, Inc., a California environmental high technology firm. Mr. Woodward has an undergraduate degree in Business Administration from St. Francis College in New York, and a MBA from Long Island University, New York. Mr. Woodward's recent consulting experience has been concentrated in the areas of business infrastructure development and corporate financial management.

        David Nuttle, Chairman of the Board of NextPath, with over 40 years economic and business development experience, has been involved with NextPath since its inception and a member of the Board of Directors since January 20, 1998.

        The Board of Directors has instructed NextPath's legal counsel to proceed with the preparation of the documentation necessary to file an S-1 registration to register common shares, pursuant to the Securities Act of 1933, following the completion of the annual audit. Upon meeting all necessary requirements and listing standards, the Company intends to apply for the listing of its common shares for trading on the NASDAQ Small Cap Market.

        The Directors reaffirmed NextPath's agreement with International Profit Associates, Inc. (IPA) of Buffalo Grove, Illinois, to assist with the development of NextPath's business and financial management systems, act as financial and investment advisor, and assist with corporate management tasks. IPA is working with NextPath subsidiaries and affiliates to ensure proper management, administration, and compliance with regulatory standards.

        The  Company  intends  to  relocate  NextPath's   corporate  offices  to
NextPath's Tulsa, Oklahoma office.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

16.1 Letter of Gray & Northcutt, Inc. regarding change in certifying accountant.



                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NextPath Technologies, Inc.


                                       By:/s/David A. Nuttle
                                          --------------------------------------
                                          David A. Nuttle, President
Date:  April 3, 2000